EXHIBIT 10.32
FORM OF PROMISSORY NOTE

Principal Amount: $25,000	Issue Date: July 31, 2010
FOR VALUE RECEIVED, XStream System, Inc., a Delaware corporation (the “Borrower”), with principal offices at 10305 102nd Terrace, Suite 101, Sebastian, Florida 32958, hereby promises to pay to the order of                     , an individual, residing at                                                              (the “Lender”), on order, without demand, the principal sum of twenty-five thousand dollars and 00/100 ($25,000.00)(the “Loan”) together with interest payable as set forth hereunder until all sums due hereunder are paid in full. Unless retired earlier, this Promissory Note (the “Note”) shall mature and the principal sum due hereunder, together with all accrued and unpaid interest thereon and other sums due hereunder, if any, shall become due and payable in full on the closing date of the Borrower’s initial public offering (the “Maturity Date”).
     1. Interest Rate. The aggregate unpaid principal balance of the Loan shall bear interest at a fixed rate equal to the ten percent (10.00%), until all sums due hereunder are paid in full.
     2. Interest Payments. All interest hereunder shall be due and payable on the Maturity Date.
     3. Prepayment. This Note may be prepaid in full or in part at any time without notice or penalty to the Borrower, in its sole discretion.
     4. Service Charge. If any payment of principal is not made when due, the Borrower will automatically owe the Lender a service charge equal to five percent (5%) of any payment of principal not paid on the date when due. The Borrower acknowledges that the aforesaid late payment fees are not imposed as a charge for the use of money, but rather are imposed to permit the Lender to recoup administrative charges, additional overhead and other costs in dealing with loans not paid on time, and the late payment fees provided for hereunder shall in no way be deemed an interest charge.
     5. Successors and Assigns. All of the terms and provisions of this Note shall be binding upon, inure to the benefit of and be enforceable by each of the parties hereto, and their respective successors, heirs, personal representatives, and permitted assigns.
     6. Severability. If any part of this Note is adjudged illegal, invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Note that can be given effect without such provision.
     7. Governing Law. This Note shall be governed by, and construed in accordance with, the laws of the State of Florida.
     8. Amendments. This Note may not be varied, amended or modified except in writing signed by the Borrower and the Lender.
[Signature Page Follows]

[Signature Page – XStream Systems, Inc. Promissory Note]
     IN WITNESS WHEREOF, this Note has been executed and delivered by the Borrower as of the date and year first above written.

XSTREAM SYSTEMS, INC.
By:
Name:	James J. Lowrey
Title:	Co-Chief Executive Officer and Chairman

Schedule to Exhibit 10.32
     The following promissory notes are substantially identical in all material respects to the representative note to which this schedule is attached and which is filed as an exhibit to XStream Systems, Inc. registration statement on Form S-1 (Reg. No. 333-163046) (the “Registration Statement”), except as to the parties thereto and dates of issuance. These other promissory notes are not being filed with the Registration Statement, pursuant to Instruction 2 to Item 601 of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.

		Principal
Holder	Date of Issuance	Amount

James J. Lowrey	July 20, 2010	$25,000
Joseph Melone	July 19, 2010	$25,000
Anthony R. Chidoni	July 21, 2010	$25,000
Geoffrey Stringer	July 19, 2010	$25,000
Michael Haley	July 20, 2010	$25,000
Robert Kennedy	July 22, 2010	$25,000
Robert Girling	July 20, 2010	$25,000
Philip Odeen	July 20, 2010	$25,000
Thomas Cook	July 22, 2010	$25,000
Simon Irish	July 21, 2010	$25,000
Dennis K. Cummings	July 22, 2010	$25,000
Walter Lovejoy	July 30, 2010	$25,000
William Jennings	July 28, 2010	$25,000